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EXHIBIT 23.2

Consent of Independent Public Accountants

    As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in Pope & Talbot, Inc.'s Form 10-K for the year ended December 31, 2000, into this Amendment No. 1 to this registration statement on Form S-3.

PricewaterhouseCoopers LLP

Vancouver, BC
June 7, 2001

II–9

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EXHIBIT 23.2
Consent of Independent Public Accountants